UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 9, 2025

Date of Report (Date of Earliest event reported)

DLT Resolution Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-148546	20-8248213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd, Ste 400-32132 Las Vegas NV 89118

(Address of principal executive offices) (Zip Code)

1 (800) 463-5465

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 5, 2025, SRCO Professional Corporation Chartered Professional Accountants (“SRCO”) resigned as the independent registered public accounting firm of DLT Resolution Inc. (the “Company”). The resignation was accepted by the Company’s Audit Committee on May 5, 2025.

On May 9, 2025, the Company engaged MERCURIUS & ASSOCIATES LLP Chartered Accountants New York, New York USA, & New Delhi India as the replacement of SRCO. The decision to change independent registered public accounting firms was made with the recommendation and approval of the Audit Committee of the Company.

SRCO audited the Company’s consolidated financial statements for the fiscal years ended December 31, 2022, and December 31, 2023, and performed a review of the Company’s interim financial statements for the third quarter of 2023. SRCO’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022, and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2022, and December 31, 2023, and the subsequent interim period through May 5, 2025, there were no disagreements, or, there were no reportable events as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and SRCO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to SRCO’s satisfaction, would have caused SRCO to make reference to such disagreements in its audit reports.

The Company provided SRCO with a copy of the disclosures contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”). SRCO has furnished a letter addressed to the SEC, dated May 8, 2025, stating that it agrees with the statements made herein, as required by Item 304(a) (3) of Regulation S-K. A copy of SRCO’s letter is filed as Exhibit 2.01 to this Current Report on Form 8-K.

The decision to accept SRCO’s resignation followed discussions regarding the terms of future engagements, including fees and timing expectations, which did not align with the Company’s objectives for efficient and timely financial reporting. The Company appreciates SRCO’s services and is committed to maintaining high standards of financial transparency through the prompt engagement of a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from SRCO Professional Corporation Chartered Professional Accountants, dated May 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLT Resolution Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DLT Resolution Inc.

Date: May 12, 2025	By:	/s/ Drew Reid
	Name:	Drew Reid
	Title:	President and Chief Executive Officer

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